UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2025
Pinstripes Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1150 Willow Road
Northbrook, IL 60062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (847) 480-2323

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PNST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Oaktree Funding and Second Amendment
On January 17, 2025, (the “Effective Date”), Pinstripes, Inc. (the “Borrower”), Pinstripes Holdings, Inc. (the “Company”) and the other guarantors party thereto entered into the Second Amendment (the “Oaktree Second Amendment”) to the loan agreement (as amended, the “Oaktree Loan Agreement”), dated as of December 29, 2023 (the “Oaktree Loan Closing Date”), by and among the Borrower, the Company, the other guarantors party thereto, Oaktree Fund Administration, LLC (the “Oaktree Agent”), and the lenders from time to time party thereto (the “Oaktree Lenders”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Oaktree Loan Agreement, as amended by the Oaktree Second Amendment.
On January 21, 2025, in connection with the closing of the Oaktree Second Amendment, the Oaktree Lenders funded a Tranche 2 Loan in the amount of $6.0 million. The Oaktree Second Amendment also provides, among things, that: (i) interest on the Term Loans will accrue on a daily basis calculated based on a 360-day year at a rate per annum equal to 20% (amended from 12.5% cash and 7.5% paid-in-kind (PIK) interest), payable quarterly in arrears, at the Company’s option, either in cash or in kind (subject to certain procedures and conditions), (ii) the Company is required to deliver to the Oaktree Agent a monthly sales report, an unaudited balance sheet and a projected operating budget on a monthly basis and (iii) the Company will be required to achieve certain milestones in respect of various possible strategic alternatives, which are set forth in the Oaktree Loan Agreement, as amended by the Oaktree Second Amendment.
In connection with the closing of the Oaktree Second Amendment, the Borrower, the Company, the other guarantors party thereto, the Oaktree Agent and the Oaktree Lenders agreed to forbear from exercising any of their respective rights or remedies under the Oaktree Loan Agreement in respect of an Event of Default as a result of (i) the Company’s failure to maintain a Total Net Leverage Ratio of no greater than 6:00:1:00 for the Measurement Period ending on January 6, 2025, (ii) the Company's failure to observe or perform certain agreements or conditions under the Silverview Loan Agreement (as defined below) and (iii) the cross-defaults under the Granite Creek Loan Agreement (as defined below), until the earlier of February 28, 2025 or the occurrence of any event terminating such forbearance.
Silverview Seventh Amendment
On the Effective Date, the Borrower, the Company and the other guarantors party thereto entered into the Seventh Amendment (the “Silverview Seventh Amendment”) to the loan agreement (as amended, the “Silverview Loan Agreement”), dated as of March 7, 2023, by and among the Borrower, the Company, the other guarantors party thereto, Silverview Credit Partners LP (the “Silverview Agent”), and the lenders from time to time party thereto (the “Silverview Lenders”) and First Amendment to the Forbearance Agreement. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Silverview Loan Agreement, as amended by the Silverview Seventh Amendment.
The Silverview Seventh Amendment provides, among things, that: (i) interest on the Term Loans will be reduced for six months starting January 1, 2025 to 12.5% per annum from 15% per annum, (ii) a portion of the interest on the Term Loans may be payable at the Company’s option, either in cash or in kind (subject to certain procedures and conditions), (iii) amortized principal payments have been suspended in calendar year 2025, (iv) financial covenants and prepayment premiums have been eliminated and (v) the Silverview Agent and the Silverview Lenders will forbear from exercising their rights and remedies pursuant to the Silverview Loan Agreement, on terms consistent with the forbearance provided by the Oaktree Agent and the Oaktree Lenders.
Amendment No. 3 to Granite Creek Loan Agreement
On the Effective Date, the Borrower entered into Amendment No. 3 (the “Granite Creek Amendment No. 3”) to the loan agreement and security agreement (as amended, the “Granite Creek Loan Agreement”), dated as of April 19, 2023, by and among the Borrower, the Company, the other guarantors party thereto, GCCP II Agent, LLC (the “Granite Creek Agent”), and the lenders from time to time party thereto (the “Granite Creek Lenders”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Granite Creek Loan Agreement, as amended by Granite Creek Amendment.
Granite Creek Amendment No. 3 provides, among things, that: (i) 3.0% of the interest payable on the Term Loan will be payable at the Company’s option, either in cash or in kind (subject to certain procedures and conditions), during the period from January 1, 2025 through December 31, 2025 (as opposed to 100% of the interest payable on the Term Loan being payable in cash) and (ii) the principal installment amount schedule has been adjusted pursuant to Section 2(C), providing for decreased quarterly principal payments through December 31, 2025.
In connection with the closing of Granite Creek Amendment No. 3, the Borrower, the Company, each of the Granite Creek Agent and the Granite Creek Lenders agreed to forbear from exercising any of their respective rights or remedies under the Granite Creek Loan Agreement in respect of an Event of Default as a result of the cross-defaults under the Company’s other material loan agreements, until the occurrence of any event of termination under such forbearance.
The foregoing descriptions of the Oaktree Second Amendment, the Silverview Seventh Amendment, and Granite Creek Amendment No. 3, do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Oaktree Second Amendment, the Silverview Seventh Amendment, and Granite Creek Amendment No. 3, which are filed herewith as Exhibits 10.1. 10.2 and 10.3 and are incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01. under the heading “Oaktree Second Amendment” is incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities.
On the Effective Date, the Company issued Oaktree Tranche 2 Warrants (as defined in the Oaktree Loan Agreement) exercisable for 349,500 shares of the Company’s Class A common stock, par value $0.0001 per share. The issuance of such Oaktree Tranche 2 Warrants was not registered under the Securities Act, with such Tranche 2 Warrants being issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1**
Second Amendment to Oaktree Loan Agreement, dated January 17, 2025, by and among Pinstripes Holdings, Inc., Pinstripes, Inc., the other guarantors party thereto, Oaktree Fund Administration, LLC and the lenders from time to time party thereto.

10.2**
Seventh Amendment to Silverview Loan Agreement, dated January 17, 2025, by and among Pinstripes Holdings, Inc., Pinstripes, Inc., the other guarantors party thereto, Silverview Credit Partners LP and the lenders from time to time party thereto.

10.3**
Amendment No. 3 to Granite Creek Loan Agreement, dated January 17, 2025, by and among Pinstripes Holdings, Inc., Pinstripes, Inc., the other guarantors party thereto, GCCP II Agent, LLC and the lenders from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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**       Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Pinstripes Holdings, Inc.

Dated: January 24, 2025	/s/ Anthony Querciagrossa
Anthony Querciagrossa
Chief Financial Officer